SUPPLEMENT

DATED JULY 16, 2010 TO

THE HARTFORD SMALLCAP GROWTH FUND

PROSPECTUS AND SUMMARY PROSPECTUS

EACH DATED MARCH 1, 2010, AS LAST AMENDED JULY 1, 2010

Effective July 21, 2010, Wellington Management Company, LLP (“Wellington Management”) will serve as the sole sub-adviser for The Hartford SmallCap Growth Fund (“Fund”).  Effective the same date, Hartford Investment Management Company (“Hartford Investment Management”) will no longer serve as a sub-adviser to the Fund.  The portion of the Fund’s portfolio currently managed by Hartford Investment Management will be managed by Wellington Management.  Accordingly, effective July 21, 2010, the above referenced Prospectus and Summary Prospectus are revised as follows:

1.             Under the heading “PRINCIPAL INVESTMENT STRATEGY” in the Summary Prospectus and the heading “SUMMARY SECTION — PRINCIPAL INVESTMENT STRATEGY” in the Prospectus, the first paragraph is deleted and replaced with the following:

PRINCIPAL INVESTMENT STRATEGY. The Fund seeks its goal by investing primarily in common stocks of small capitalization companies that the Fund’s sub-adviser, Wellington Management Company, LLP (“Wellington Management”), believes have superior growth potential.  Under normal circumstances, the Fund invests at least 80% of its assets in common stocks of small capitalization companies.  The Fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities, and may trade securities actively.  The Fund employs a multi-portfolio manager structure whereby portions of the Fund’s cash flows are allocated among different portfolio management teams who employ distinct investment styles intended to complement one another.

2.             Under the heading “MAIN RISKS” in the Summary Prospectus and the headings “SUMMARY SECTION — MAIN RISKS” and “ADDITIONAL INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES — MAIN RISKS” in the Prospectus, “Multiple Sub-Advisers Risk” is deleted.

3.             Under the heading “MANAGEMENT” in the Summary Prospectus and the heading “SUMMARY SECTION — MANAGEMENT” in the Prospectus, the disclosure is deleted and replaced with the following:

MANAGEMENT.  The Fund’s investment manager is HIFSCO.  The Fund’s sub-adviser is Wellington Management. The Fund employs a multi-portfolio manager structure. The portfolio managers with the most significant responsibilities are set forth below.

Portfolio Manager	Title	Involved with Fund Since
Mammen Chally, CFA	Vice President and Equity Portfolio Manager	2009

David J. Elliott, CFA	Vice President and Portfolio Manager	2010

4.             Under the heading “ADDITIONAL INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES — PRINCIPAL INVESTMENT STRATEGY” in the Prospectus, the disclosure is deleted and replaced with the following:

PRINCIPAL INVESTMENT STRATEGY. The Fund seeks its goal by investing primarily in common stocks of small capitalization companies that the Fund’s sub-adviser, Wellington Management Company,

LLP (“Wellington Management”), believes have superior growth potential.  Under normal circumstances, the Fund invests at least 80% of its assets in common stocks of small capitalization companies.  The Fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities, and may trade securities actively.  The Fund employs a multi-portfolio manager structure whereby portions of the Fund’s cash flows are allocated among different portfolio management teams who employ distinct investment styles intended to complement one another.

The Fund defines small capitalization companies as companies with market capitalizations within the collective range of the Russell 2000 and S&P SmallCap 600 Indices. As of December 31, 2009, this range was approximately $13 million to $5 billion.

Wellington Management employs what is often called a “bottom-up” approach to select specific securities from a variety of industries.  However, in constructing the portfolio, Wellington Management also analyzes and monitors different sources of active risk including stock-specific risk, industry risk and style risk.  The goal of this analysis is to ensure that the portfolio remains well-diversified, and does not have unrewarded or unintended industry and style exposure relative to the Fund’s market benchmark as a consequence of bottom-up stock picking.  A portion of the Fund invests primarily in a diversified portfolio of common stocks based on the combined inputs of Wellington Management’s Global Industry Analysts’ stock ratings and proprietary quantitative stock selection models.  Global Industry Analyst ratings are based upon fundamental analysis.  Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of valuation and growth potential.  In this portion of the Fund, Wellington Management combines its fundamental research with an internally-developed quantitative analytical approach.  This quantitative approach evaluates each security, favoring those with attractive valuation, momentum, balance sheet and situations and events factors.  Valuation factors capture cheapness.  Balance sheet factors analyze the quality of earnings and capital.  Momentum factors focus on stocks with favorable earnings and stock price momentum to assess the appropriate time for purchase.  Situations and events factors exploit opportunities arising from idiosyncratic events or transient situations. A portion of the Fund also invests primarily in a diversified portfolio of common stocks based solely on this quantitative approach with selected additional factors.

5.             Under the heading “THE INVESTMENT MANAGER AND SUB-ADVISER(S) - The Investment Sub-Advisers” in the Prospectus, the sub-heading is deleted and replaced with “The Investment Sub-Adviser” and the first paragraph is deleted.

6.             Under the heading “THE INVESTMENT MANAGER AND SUB-ADVISER(S) - Portfolio Managers” in the Prospectus, the disclosure is deleted and replaced with the following:

Portfolio Managers.  The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund.

Mammen Chally, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the Fund since 2009 and for other clients of the firm for the past five years.  Mr. Chally joined Wellington Management in 1994 and has been an investment professional since 1996.

David J. Elliott, CFA, FRM, Vice President, and Portfolio Manager of Wellington Management, has served as portfolio manager for the Fund since July 2010 and previously served as portfolio manager for the Fund from 2001 to March 2010.  Mr. Elliott joined Wellington Management in 1995 and has been an investment professional since 1999.

7.             Under the heading “PERFORMANCE NOTES” in the Prospectus, the following sentence is added to the end of the third paragraph:

As of July 21, 2010, Hartford Investment Management no longer serves as a sub-adviser to the Fund.

This Supplement should be retained with your Prospectus for future reference.

HV-7067	July 2010